Exhibit 10.1

JOINDER, EXTENSION AND THIRD AMENDMENT

TO

FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Joinder, Extension and Third Amendment to the Fourth Amended and Restated Loan and Security Agreement (this “Amendment”) is made as of May 13, 2013, among Regional Management Corp., Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC, Regional Finance Company of Missouri, LLC, Regional Finance Company of Georgia, LLC, RMC Financial Services of Florida, LLC, Regional Finance Company of Louisiana, LLC, Regional Finance Company of Mississippi, LLC, Regional Finance Company of Kentucky, LLC and Regional Finance Company of Virginia, LLC (each individually a “Borrower” and collectively the “Borrowers”), the financial institutions listed therein (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) and Bank of America, N.A. as agent for the Lenders (in its capacity as agent, the “Agent”).

RECITALS

WHEREAS, the Borrowers (other than Regional Finance Company of Kentucky, LLC and Regional Finance Company of Virginia, LLC), Lenders and Agent are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of January 18, 2012 and amended as of July 31, 2012 and March 29, 2013 (as may be further amended, restated, modified, substituted, extended, or renewed from time to time, and together with all of its exhibits, schedules and attachments thereto, collectively the “Agreement” or the “Loan Agreement”);

WHEREAS, the Borrowers acknowledge that as of the close of business on May 10, 2013, there is currently outstanding the aggregate principal amount of $285,274,493.49 under the revolving credit facility.

WHEREAS, the Borrowers have requested that the Lenders modify certain provisions of the Agreement and the Lenders are willing to do so on the terms and conditions as hereinafter set forth, including but not limited to the conditions that Regional Finance Company of Kentucky, LLC and Regional Finance Company of Virginia, LLC (collectively, the “Additional Borrowers”) become a party to the Loan Agreement, each as a Borrower.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	The Borrowers, Lenders and Agent agree that the Recitals above are a part of this Amendment. Unless otherwise expressly defined in this Amendment, terms defined in the Loan Agreement shall have the same meaning under this Amendment.

2.	The Borrowers represent and warrant to the Lenders as follows:

(a) Each Borrower is a corporation or limited liability company, as applicable, and is duly organized and validly existing in good standing under the laws of the state in which it is incorporated or organized, as applicable.

(b) Each Borrower has the power and authority to execute and deliver this Amendment and perform its obligations hereunder and has taken all necessary and appropriate corporate or limited liability company, as applicable, action to authorize the execution, delivery and performance of this Amendment.

(c) The Loan Agreement, as amended by this Amendment, the Fourth Amended and Restated Pledge Agreement (as previously amended by that certain First Amendment to Fourth Amended and Restated Pledge Agreement dated October 29, 2012, that certain Second Amendment to Fourth Amended and Restated Pledge Agreement dated as of March 29, 2013 and that certain Third Amendment to Fourth Amended and Restated Pledge Agreement dated of even date herewith) and each of the other Loan Documents are each hereby ratified, remain in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms.

(d) All of the Borrowers’ representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date of the Borrowers’ execution of this Amendment.

(e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default have occurred and are continuing under the Loan Agreement or the other Loan Documents.

3.	The Loan Agreement is hereby amended as follows:

(a)	Section 1.1 of the Agreement is hereby amended by adding the following proviso to the end of the definition of “Bank Products”:

“provided that Bank Products shall not include its Excluded Swap Obligations.”

(b)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Bank Product Provider: (a) Bank of America or any of its Affiliates; and (b) any other Lender or Affiliate of a Lender that is providing a Bank

Product, provided such provider delivers written notice to Agent, in form and substance satisfactory to Agent, within 10 days following the later of the Closing Date or creation of the Bank Product, (i) describing the Bank Product and setting forth the maximum amount to be secured by the Collateral and the methodology to be used in calculating such amount, and (ii) agreeing to be bound by the Loan Documents, and to indemnify and hold harmless Agent against all claims in connection with such provider’s Bank Product Obligations.”

(c)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “Borrower” and “Borrowers” and replacing it with the following:

“Borrower” and “Borrowers” shall mean Regional Management Corp., Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Missouri, LLC, Regional Finance Company of Oklahoma, LLC, Regional Finance Company of Georgia, LLC, RMC Financial Services of Florida, LLC, Regional Finance Company of Louisiana, LLC, Regional Finance Company of Mississippi, LLC, Regional Finance Company of Kentucky, LLC and Regional Finance Company of Virginia, LLC (each individually a “Borrower” and collectively the “Borrowers”)

(d)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Borrower Materials: Borrowing Base Certificates, and other information, reports, financial statements and other materials delivered by Borrowers hereunder, as well as other Reports and information provided by Agent to Lenders.”

(e)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Change in Law shall mean the occurrence, after the date hereof, of (a) the adoption, taking effect or phasing in of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority; or (c) the making, issuance or application of any request, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided, however, that “Change in Law” shall include, regardless of the date enacted, adopted or issued, all requests, rules, guidelines, requirements or directives (i) under or relating to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or

(ii) promulgated pursuant to Basel III by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any similar authority) or any other Governmental Authority.”

(f)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Commodity Exchange Act shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.).”

(g)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Designated Jurisdiction means any country or territory that is the subject of any Sanction.”

(h)	Section 1.1 of the Agreement is hereby amended by deleting subsection (l) of the definition of “Eligible Contracts” and replacing it with the following:

“(l) the Contract Debtor is not the subject of a bankruptcy or insolvency proceeding, is not subject to Sanctions and is not on any specially designated nationals list maintained by OFAC;”

(i)	Section 1.1 of the Agreement is hereby amended by deleting subsection (q) of the definition of “Eligible Contracts” and replacing it with the following:

“(q) such Contract, if an automobile purchase financing contract or loan, has an original term of not more than 72 months; provided, that no more than 15% of the aggregate value of all Eligible Contracts may have an original term of more than 60 months;”

(j)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“ERISA Event means (a) with respect to a Pension Plan, any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived; (b) a withdrawal by any Borrower or guarantor or ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower or guarantor or ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer

Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the determination that any Pension Plan or Multiemployer Plan is considered an at risk plan or a plan in critical or endangered status under the Code, ERISA or the Pension Protection Act of 2006; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any obligor or ERISA Affiliate.”

(k)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Excluded Swap Obligation shall mean with respect to an obligor, each Swap Obligation as to which, and only to the extent that, such obligor’s guaranty of or grant of a Lien as security for such Swap Obligation is or becomes illegal under the Commodity Exchange Act because the obligor does not constitute an “eligible contract participant” as defined in the act (determined after giving effect to any keepwell, support or other agreement for the benefit of such obligor and all guarantees of Swap Obligations by other obligors) when such guaranty or grant of Lien becomes effective with respect to the Swap Obligation. If a Hedge Agreement governs more than one Swap Obligation, only the Swap Obligation(s) or portions thereof described in the foregoing sentence shall be Excluded Swap Obligation(s) for the applicable obligor.”

(l)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “FATCA” and replacing it with the following:

“FATCA shall mean Sections 1471 through 1474 of the Code (including any amended or successor version if substantively comparable and not materially more onerous to comply with), and any agreements entered into pursuant to Section 1471(b)(1) of the Code.”

(m)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “Fee Letters” and replacing it with the following:

“Fee Letters shall mean those certain letter agreements dated the date hereof, July 31, 2012 and May 13, 2013 with respect to certain fees payable to Agent and/or Lenders.”

(n)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “Hedge Agreement” and replacing it with the following:

“Hedge Agreement shall mean:

(i) any agreement, including the terms and conditions incorporated by reference in such agreement, which is (a) an interest rate swap, option, future, or forward agreement, including a rate floor, rate cap, rate collar, cross-currency rate swap, and basis swap; (b) a spot, same day-tomorrow, tomorrow-next, forward, or other foreign exchange, precious metals, or other commodity agreement; (c) a currency swap, option, future, or forward agreement; (d) an equity index or equity swap, option, future, or forward agreement; (e) a debt index or debt swap, option, future, or forward agreement; (f) a total return, credit spread or credit swap, option, future, or forward agreement; (g) a commodity index or a commodity swap, option, future, or forward agreement; (h) a weather swap, option, future, or forward agreement; (i) an emissions swap, option, future, or forward agreement; or (j) an inflation swap, option, future, or forward agreement; (ii) any agreement or transaction that is similar to any other agreement or transaction referred to in this paragraph and that (x) is of a type that has been, is presently, or in the future becomes, the subject of recurrent dealings in the swap or other derivatives markets (including terms and conditions incorporated by reference therein); and (y) is a forward, swap, future, option, or spot transaction on one or more rates, currencies, commodities, equity securities, or other equity instruments, debt securities or other debt instruments, quantitative measures associated with an occurrence, extent of an occurrence, or contingency associated with a financial, commercial, or economic consequence, or economic or financial indices or measures of economic or financial risk or value; (iii) any combination of agreements or transactions referred to in this subparagraph; (iv) any option to enter into an agreement or transaction referred to in this subparagraph; (v) a master agreement that provides for an agreement or transaction referred to in clauses (i), (ii), (iii), or (iv) of this paragraph, together with all supplements to any such master agreement, and without regard to whether the master agreement contains an agreement or transaction that is not a swap agreement under this paragraph, except that the master agreement shall be considered to be a swap agreement under this paragraph only with respect to each agreement or transaction under the master agreement that is referred to in clauses (i), (ii), (iii), or (iv) of this paragraph; or (vi) any security agreement or arrangement or other credit enhancement related to any agreements or transactions referred to in clauses (i) through (v), including any guarantee or reimbursement obligation by or to a swap participant or financial participant in connection with any agreement or transaction referred to in any such clause, but not to exceed the damages in connection with any such agreement or transaction, measured in accordance with section 562 of the Bankruptcy Code, 11 U.S.C. §§101 et seq., as amended from time to time.”

(o)	Section 1.1 of the Agreement is hereby amended by adding the following proviso to the end of the definition of “Obligations”:

“provided, that Obligations shall not include Excluded Swap Obligations.”

(p)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“OFAC means Office of Foreign Assets Control of the U.S. Treasury Department.”

(q)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Platform has the meaning set forth in Section 13.5(c) hereof.”

(r)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Qualified ECP means an obligor with total assets exceeding $10,000,000, or that constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” under Section 1a(18)(A)(v)(II) of such act.”

(s)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Sanction means any international economic sanction administered or enforced by the United States Government (including OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.”

(t)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Specified Obligor means an obligor that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 13.7 hereof.”

(u)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Swap Obligation shall mean, with respect to an obligor, its obligations under a Hedge Agreement that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.”

(v)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “Total Credit Facility” and replacing it with the following:

“Total Credit Facility shall mean $500,000,000.00”

(w)	Section 1.1 of the Agreement is hereby amended by adding the following definition in alphabetical order to such section:

“Unfunded Pension Liability means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to the Code, ERISA or the Pension Protection Act of 2006 for the applicable plan year.”

(x)	Section 1.1 of the Agreement is hereby amended by deleting the definition of “Unused Letter of Credit Subfacility” and replacing it with the following:

“Unused Letter of Credit Subfacility shall mean an amount equal to $3,000,000.00 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.”

(y)	Section 2.8 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Unused Line Fee. Borrowers agree to pay, on the fifteenth day of each month and on the Maturity Date, to Agent, for the account of Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the “Unused Line Fee”) at the rates per annum set forth below opposite the applicable amounts under the column entitled “Average Daily Amount”. Such “Average Daily Amount” shall be an amount by which the Total Credit Facility exceeds the sum of (i) the average daily outstanding amount of Revolving Loans and (ii) the average daily undrawn face amount of outstanding Letters of Credit during the immediately preceding month or shorter period if calculated on the Maturity Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by Agent shall be deemed to be credited to Borrowers’ Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Paragraph 2.8.

Average Daily Amount	Unused Line Fee Rate

If >$125,000,000.00	0.50%

If ≤$125,000,000.00	0.375	%”

(z)	Section 2.13(a)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(the introduction of or any Change in Law after the Closing Date or”

(aa)	Section 2.13(b) of the Agreement is amended by deleting the “or” prior to “(iv)” and adding the following words at the end of subsection (iv) and prior to the word “affects”: “or (v) a Change in Law…”

(bb)	Section 2.22 of the Agreement is hereby amended by deleting the reference to “$400,000,000 (total commitments)” and replacing it with “$600,000,000 (total commitments)”.

(cc)	Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Term of Agreement and Loan Repayment. This Agreement shall have a term commencing on the date this Agreement becomes effective, and ending on May 13, 2016, or such earlier date by acceleration or otherwise (“Maturity Date”). The Loan shall be due and payable in full on the Maturity Date without notice or demand and shall be repaid to Agent, for the account of Lenders, by a wire transfer of immediately available funds. Borrowers may terminate this Agreement prior to the Maturity Date by: (a) giving Agent and Lenders at least thirty (30) days prior notice of intention to terminate this Agreement; (b) paying and performing, as appropriate, all Obligations on or prior to the effective date of termination (other than indemnification and other contingent obligations for which no amount is due and owing and for which no claim has been made); (c) paying to Agent, for the account of the Lenders, an early termination fee equal to (i) one percent (1.00%) of the outstanding Obligations in the event the effective date of termination occurs at any time on or prior to May 13, 2014, and (ii) one-half of one percent (0.50%) of the outstanding Obligations in the event the effective date of termination occurs at any time after May 13, 2014 and prior to the Maturity Date; and (d) with respect to any LIBOR Revolving Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in Paragraph 2.14. Notwithstanding the foregoing, upon the occurrence of an Event of Default, Agent may (and shall, at the direction of Majority Lenders) immediately accelerate the Maturity Date and terminate further performance under this Agreement without notice or demand. For the avoidance of doubt, the amendment and restatement of the Existing Agreement shall not constitute a termination of the Existing Agreement for purposes of Section 3.1 thereof.”

(dd)	The following sentence is added to the end of Section 6.1(d) of the Agreement:

“In no event shall the grant of any Lien under any Loan Document secure an Excluded Swap Obligations of the granting obligor.”

(ee)	Section 7.25 is hereby deleted in its entirety and replaced with the following:

“OFAC. No Borrower or Subsidiary, nor to the knowledge of any Borrower or Subsidiary, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently the subject of any Sanctions. No Borrower or Subsidiary is located, organized or resident in a Designated Jurisdiction.”

(ff)	The following sentence is added to the end of Section 7.26 of the Agreement:

“No Borrower, or any of its Subsidiaries has Unfunded Pension Liability.”

(gg)	Section 9.2 is hereby amended by deleting the reference to $850 and substituting $1,000.00 therefor and by deleting the reference to $75,000 and substituting $100,000.00 therefor.

(hh)	Section 10.1(p) of the Agreement is deleted in its entirety and replaced with the following:

“(p) ERISA Event. An ERISA Event has occurred.”

(ii)	Section 10.2(a) of the Agreement is hereby amended by deleting the first sentence in its entirety and replacing it with the following:

“(a) Acceleration of Obligations: Right to Dispose of Collateral. Upon the occurrence and during the continuance of an Event of Default as provided in Paragraph 10.1 above, all of the Obligations (except Bank Product Obligations as to which all applicable notice and cure periods shall have to have elapsed) due from Borrowers to Agent and Lenders, at the option of Majority Lenders, and upon written notice thereof to Borrowers by Agent or any Lender, shall accelerate and become at once due and payable and the Commitments shall immediately terminate; Borrowers shall forthwith pay to Agent, in addition to any and all sums and charges due, the entire principal of and accrued interest on the Notes and all other Obligations; provided, however, that upon the occurrence of any Event of Default described in subparagraph 10.1(e), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind.”

(jj)	Section 10.2(a) of the Agreement is hereby amended by adding the following sentence to the end of such subsection:

“In no event shall proceeds obtained from one or more Borrowers be applied to its Excluded Swap Obligations.”

(kk)	Section 12.9 of the Agreement is hereby amended by adding the following paragraph to the end of such section:

“If payment of an Obligation to a Lender would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code), such Lender shall deliver to Borrowers and Agent at the time(s) prescribed by law and otherwise as reasonably requested by Borrowers or Agent such documentation prescribed by Applicable Law (including Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrowers or Agent as may be necessary for them to comply with their obligations under FATCA and to determine that such Lender has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 12.9, “FATCA” shall include any amendments made to FATCA after the date hereof.”

(ll)	Section 12.15 is hereby deleted in its entirety and replaced with the following:

“Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

(a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a “Report” and collectively, “Reports”) prepared by Agent or other Borrower Materials provided to Agent;

(b) expressly agrees and acknowledges that neither Bank of America nor Agent (i) makes any representation or warranty as to the accuracy of any Report or other Borrower Materials, or (ii) shall be liable for any information contained in any Report or other Borrower Materials;

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or Bank of America or other party performing any audit or examination will inspect only specific information regarding Borrowers and will rely significantly upon Borrowers’ books and records, as well as on representations of Borrowers’ personnel and other Borrower Materials;

(d) agrees to keep all Reports and other Borrower Materials confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report or other Borrower Materials in any other manner;

(e) agrees that Reports and other Borrower Materials may be made available to Lenders by providing access to them on the Platform, but Agent shall not be responsible for system failures or access issues that may occur from time to time; and

(f) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of Borrower; and (ii) to pay and protect, and indemnify, defend and hold Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.”

(mm)	A new Section 12.17 of the Agreement is hereby added as follows:

“Bank Product Providers. Each Bank Product Provider, by delivery of a notice to Agent of a Bank Product, agrees to be bound by the Loan Documents, including Sections 2.4. Each Bank Product Provider shall indemnify and hold harmless each Indemnified Person, to the extent not reimbursed by Borrowers or Guarantor, against all claims that may be incurred by or asserted against any Indemnified Person in connection with such provider’s Bank Product Obligations.”

(nn)	Section 13.5(c) is hereby renumbered Section 13.5(d).

(oo)	A new Section 13.5(c) is hereby added as follows:

“Platform. Borrower Materials shall be delivered pursuant to procedures approved by Agent, including electronic delivery (if possible) upon request by Agent to an electronic system maintained by Agent (“Platform”). Borrowers shall notify Agent of each posting of Borrower Materials on the Platform and the materials shall be deemed received by Agent only upon its receipt of such notice. Borrower Materials and other information relating to this credit facility may be made available to Lenders on the Platform, and Borrowers and Lenders acknowledge that “public” information is not segregated from material non-public information on the Platform. The Platform is provided “as is” and “as available.” Agent does not warrant the accuracy or completeness of any information on the Platform nor the adequacy or functioning of the Platform, and expressly disclaims liability for any errors or omissions in the Borrower Materials or any issues involving the Platform. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY AGENT WITH RESPECT TO BORROWER MATERIALS OR THE PLATFORM. Parties acknowledge that Borrower Materials may include material non-public information of Borrowers and Affiliates of Borrowers and should not be made available to any personnel who do not wish to receive such information or who may be engaged in investment or other market-related activities with respect to any securities of Borrowers and Affiliates of Borrowers. Neither Agent nor Indemnified Person related to Agent shall have any liability to Borrowers, Lenders or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) relating to use by any Person of the Platform or delivery of Borrower Materials and other information through the Platform or over the internet.”

(pp)	Section 13.17(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Each Borrower agrees that it is jointly and severally, directly and primarily liable to Agent and Lenders for payment in full of the Obligations, except its Excluded Swap Obligations, and that such liability is independent of the duties, obligations, and liabilities of the other Borrowers. Agent or any Lender may bring a separate action or actions on each, any, or all of the Obligations against any Borrower, whether action is brought against the other Borrower(s).”

(qq)	A new Section 13.17(l) is added to the Agreement as follows:

“(l) Each Obligor that is a Qualified ECP when its guaranty of or grant of Lien as security for a Swap Obligation becomes effective hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide funds or other support to each Specified Obligor with respect to such Swap Obligation as may be needed by such Specified Obligor from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP’s obligations and undertakings under this Section voidable under any applicable fraudulent transfer or conveyance act). The obligations and undertakings of each Qualified ECP under this Section shall remain in full force and effect until full payment of all Obligations. Each obligor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support or other agreement” for the benefit of, each Borrower for all purposes of the Commodity Exchange Act.”

(rr)	Section 13.18 of the Agreement is hereby deleted in its entirety and replaced with the following:

“13.18 Counterparts; Execution. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.”

(ss)	Section 13.23 of the Agreement is hereby deleted in its entirety and replaced with the following:

“13.23 Patriot Act Notice. Agent and Lenders hereby notify Borrowers that pursuant to the Patriot Act, Agent and Lenders are required to obtain, verify and record information that identifies each Borrower, including its legal name, address, tax ID number and other information that will allow

Agent and Lenders to identify it in accordance with the Patriot Act. Agent and Lenders will also require information regarding each personal guarantor, if any, and may require information regarding Borrowers’ management and owners, such as legal name, address, social security number and date of birth. Borrowers shall, promptly upon request, provide all documentation and other information as Agent, Issuing Bank or any Lender may request from time to time in order to comply with any obligations under any “know your customer,” anti-money laundering or other requirements of Applicable Law.”

(tt)	A new Section 13.25 of the Agreement is hereby added as follows:

“13.25 Confidentiality. The Agent and each Lender agrees to keep confidential any information provided by the Borrowers or their Subsidiaries, or their respective representatives, or agents, hereunder or under any other Loan Document, to maintain procedures with respect to such information substantially comparable to those applied by the Agent and each Lender in respect of other non-public information, and not to use such information for any purpose other than in connection with the Loans or in connection with other financial accommodations being provided or to be provided by the Agent and any Lender to any Borrower; provided that the Agent and each Lender may disclose such information (a) to the extent required by applicable law, (b) to any Agent-Related Persons or to counsel for the Agent or Lenders or to their respective accountants, (c) to bank examiners and auditors and appropriate government examining authorities, (d) to any actual or prospective participant in the Agent or Lenders’ interest in its Loans and other rights or obligations hereunder, provided that each such actual or prospective participant has agreed in writing, that it will comply with the restrictions contained in this Section 13.25 to the same extent as if it were the Agent or a Lender and that such written agreement provides that (i) it can be relied upon by the Borrowers and (ii) such information will be used by such prospective participant only in its evaluation of its participation in the credit facility, (e) in connection with the enforcement of any Borrower’s Obligations hereunder or under any other Loan Document following the occurrence of an Event of Default or (f) in connection with any litigation relating to this Agreement or the other Loan Documents following the occurrence or during the continuance of an Event of Default.”

(uu)	Any references in the Agreement (or its exhibits) to a mailing address for Bank of America, N.A.(or Agent) for notice pursuant to the Agreement or otherwise are hereby changed to the following address:

“Bank of America, N.A.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park, 32nd Floor

Bank of America Tower

Mail Code: NY1-100-32-03

New York, New York 10036”

(vv)	The Schedules of the Agreement are hereby deleted in their entirety and replaced with the Schedules attached hereto.

4.	This Amendment shall become effective when and only when (a) this Amendment shall be executed and delivered by each Borrower, the Agent and the Required Lenders, (b) the Agent shall have received a certificate of the Secretary of each Borrower as to (x) resolutions of its board of directors, or applicable governing body, then in full force and effect authorizing the execution, delivery and performance of this Amendment and (y) the incumbency signatures of those of its officers authorized to act with respect to this Amendment, (c) the Agent shall have received an executed Reaffirmation from the Guarantors, (d) the Agent shall have received any Fee Letters to be executed in connection with this Amendment, (e) the Agent shall have received executed each of the Notes and the Pledge, as amended and restated, (f) the Agent shall have received opinions of counsel, in form and content satisfactory to Agent, in connection with the Amendment and (g) the Agent shall have received such additional closing documents as it shall reasonably specify in connection with the transactions contemplated hereby.

5.	The Borrowers hereby issue, ratify and confirm the representations, warranties and covenants contained in the Loan Agreement, as amended hereby and each of the other Loan Documents given by the Borrowers in favor of the Lenders. The Borrowers agree that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations. Without limiting the generality of the foregoing, the Additional Borrowers hereby grant to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest, lien on, assignment of and right of setoff against, all Collateral of the Additional Borrowers, whether now owned or hereafter acquired or arising, regardless of where located to secure the Obligations (as defined in the Loan Agreement).

6.	The Borrowers acknowledge and warrant that each Lender has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Borrowers in connection with this Amendment and generally in connection with the Loan Agreement and the Obligations, the Borrowers hereby waiving and releasing any claims to the contrary.

7.	The Borrowers shall pay at the time this Amendment is executed and delivered (or as otherwise provided for in this Agreement) all fees, commissions, costs, charges, taxes and other expenses incurred by the Lenders and their counsel in connection with this Amendment, including, but not limited to, reasonable fees and expenses of the Lenders’ counsel and all recording fees, taxes and charges.

8.	This Amendment is one of the Loan Documents. This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by fax or PDF (via email). Any party who chooses to deliver its signature by fax or PDF (via email) agrees to provide a counterpart of this Amendment with its inked signature promptly to each other party.

9.	PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THIS AMENDMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

10.	EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING ARISING UNDER OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS

REGIONAL MANAGEMENT CORP.

REGIONAL FINANCE CORPORATION OF SOUTH CAROLINA

REGIONAL FINANCE CORPORATION OF GEORGIA

REGIONAL FINANCE CORPORATION OF TEXAS

REGIONAL FINANCE CORPORATION OF NORTH CAROLINA

REGIONAL FINANCE CORPORATION OF ALABAMA

REGIONAL FINANCE CORPORATION OF TENNESSEE

REGIONAL FINANCE COMPANY OF OKLAHOMA, LLC

REGIONAL FINANCE COMPANY OF NEW MEXICO, LLC

REGIONAL FINANCE COMPANY OF MISSOURI, LLC

REGIONAL FINANCE COMPANY OF GEORGIA, LLC

REGIONAL FINANCE COMPANY OF MISSISSIPPI, LLC

REGIONAL FINANCE COMPANY OF LOUISIANA, LLC

RMC FINANCIAL SERVICES OF FLORIDA, LLC

REGIONAL FINANCE COMPANY OF KENTUCKY, LLC

REGIONAL FINANCE COMPANY OF VIRGINIA, LLC

By:	/s/ Donald E. Thomas

Name:	Donald E. Thomas

Title: Executive VP and CFO of each of the above-listed corporations and Executive VP and CFO of each of the above-listed limited liability companies

AGENT

BANK OF AMERICA, N.A., as Agent

By:	/s/ Bruce Jenks

Name:	Bruce Jenks
Title:	Vice President

LENDERS

BANK OF AMERICA, N.A., as a Lender and Letter of Credit Issuer

By:	/s/ Bruce Jenks
Name:	Bruce Jenks
Title:	Vice President

Commitment = $150,000,000.00

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Michael S. Cameli
Name:	Michael S. Cameli
Title:	Director

Commitment = $80,000,000.00

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Daniel McCarthy
Name:	Daniel McCarthy
Title:	Vice President

Commitment = $35,000,000.00

CAPITAL ONE, N.A., as a Lender

By:	/s/ Beverly Abrahams
Name:	Beverly Abrahams
Title:	Senior Vice President

Commitment = $75,000,000.00

TEXAS CAPITAL BANK, N.A.
as a Lender

By:	/s/ Stephanie Hopkins
Name:	Stephanie Hopkins
Title:	Senior Vice President

Commitment = $30,000,000.00

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a Lender

By:	/s/ William M. Laird
Name:	William M. Laird
Title:	SVP

Commitment = $130,000,000.00

SCHEDULE 4.4

LOCATIONS OF BOOKS AND RECORDS AND COLLATERAL

Location of Records Concerning Collateral

509 West Butler Road, Greenville, South Carolina 29607

Location of Collateral and Places of Business

509 West Butler Road, Greenville, South Carolina 29607, and the following branch locations:

Street	City	State	Zip
815 West Greenwood Street, Suite 3	Abbeville	SC	29620
1500 Hoppe Blvd., Suite 6	Ada	OK	74820
314 Richland Avenue West	Aiken	SC	29801
458 1st Street SW	Alabaster	AL	35007
8144 U.S. Highway 431	Albertville	AL	35950
5504 Menaul Blvd. NE, Suite G-East	Albuquerque	NM	87110
5300 Sequoia Road NW, Suite L	Albuquerque	NM	87120
792 Commerce Drive, Suite 101	Alexander City	AL	35010
2705 North Main Street, Suite C	Anderson	SC	29621
2705 N. Main Street, Suite G	Anderson	SC	29621
1310 Quintard Avenue	Anniston	AL	36201
1215 Anthony Drive, Suite G; PO Box 3225	Anthony	NM	88021
1321 Bell Road	Antioch	TN	37013
583 Brindlee Mountain Pkwy., PO Box 933	Arab	AL	35016
1212 Merrick Drive, Suite 5	Ardmore	OK	73401
840 Secretary Drive	Arlington	TX	76015
1337 C East Dixie Drive	Asheboro	NC	27203
473 Hendersonville Road, Suite A	Asheville	NC	28803
920 Highway 72 E, Brookhill Plaza, PO Box 288	Athens	AL	35611
959 Gilbert Ferry Road, SE, Suite M	Attalla	AL	35954
2140 East University Drive, Suite E	Auburn	AL	36830
8868 Research Blvd. Suite 705	Austin	TX	78758
719 West William Cannon, Suite 112	Austin	TX	78745
1016 La Posada Drive, Suite 270	Austin	TX	78752
1231 SE Frank Phillips Blvd.	Barltesville	OK	74006
197 Main Street	Barnwell	SC	29812
112D West Church Street	Batesburg	SC	29006
906 McMeans Ave., Suite B	Bay Minette	AL	36507
2303 Boundary Street, Suite 3	Beaufort	SC	29902
6240 Phelan Blvd.	Beaumont	TX	77706
218 City Square	Belton	SC	29627
145 Hwy 15 & 401 Bypass, Suite 7	Bennettsville	SC	29512
5031 Ford Parkway, Suite 104	Bessemer	AL	35020
1930 Edwards Lake Road, Suite 120	Birmingham	AL	35235
981 U.S. Highway 431 South	Boaz	AL	35957
3906 Hwy 9, Suite C	Boiling Springs	SC	29316
1135 Volunteer Parkway, Suite 1	Bristol	TN	37620

Street	City	State	Zip
806 S. Aspen Ave., Suite B	Broken Arrow	OK	74012
857 E. Washington Street, Suite D	Brownsville	TX	78520
3421-6 Cypress Mill Road	Brunswick	GA	31525
1710 C, Suite 101 South Texas Avenue	Bryan	TX	77802
2140 S. Church Street	Burlington	NC	27215
1047 Broad Street	Camden	SC	29020
528 Knox Abbott Drive	Cayce	SC	29033
567 King Street	Charleston	SC	29403
1300 Savannah Highway, Suite 12	Charleston	SC	29407
9123 Monroe Road, Suite 100	Charlotte	NC	28270
7309 East Independence Blvd., Suite 24	Charlotte	NC	28227
5210 North Tryon Street, Unit B	Charlotte	NC	28213
6407 South Blvd., Suite J	Charlotte	NC	28217
3250 Wilkinson Blvd., Suite H	Charlotte	NC	28208
5716 Ringgold Road, Unit 106	Chattanooga	TN	37412
233 Second Street	Cheraw	SC	29520
120 N. 5th Street	Chickasha	OK	73018
220 Town Mart	Clanton	AL	35045
1942 S. Hwy. 66	Claremore	OK	74019
891 Keith Street, Suite 6	Cleveland	TN	37311
6729 L Two Notch Road	Columbia	SC	29223
810 Dutch Square Blvd., Suite 102	Columbia	SC	29210
7509 Garners Ferry Road, Suite F	Columbia	SC	29209
6729 Two Notch Road, Unit B	Columbia	SC	29223
136 Bear Creek Pike, Suite E	Columbia	TN	38401
3401 W. Davis Street, Suite A1	Conroe	TX	77304
302 Main Street	Conway	SC	29526
516 S. Willow Avenue	Cookeville	TN	38501
4918 Ayers Road, Ayers Plaza, Suite 136	Corpus Christi	TX	78415
126 Crossings Way, Suite 15	Crossville	TN	38555
1710 2nd Avenue SW, Suite 5	Cullman	AL	35055
3186 Alabama Highway 157	Cullman	AL	35058
3917 W. Camp Wisdom Road, Suite 107	Dallas	TX	75237
200 Able Drive, Suite 12	Dayton	TN	37321
2699 Sandlin Rd., Suite B-2	Decatur	AL	35601
2314 6th Avenue SE, Suite B PO Box 298 (35602)	Decatur	AL	35601
2400 Veterans Blvd., Suite 10	Del Rio	TX	78840
121 Henslee Drive, Suite H	Dickson	TN	37055
222 East Main Street	Dillon	SC	29536
3074 Ross Clark Circle, Suite 8	Dothan	AL	36301
5410 NC Highway 55, Suite R	Durham	NC	27713
220 Jefferson Street	Eagle Pass	TX	78852
6932 Calhoun Memorial Hwy., Suite G	Easley	SC	29640
710 South Pendleton Street	Easley	SC	29640
229 Apple Square Plaza	Edgefield	SC	29824
613 East University Drive	Edinburg	TX	78539
302 W. Edmond Road	Edmond	OK	73003

Street	City	State	Zip
500 N. Oregon, Suite E	El Paso	TX	79901
8720 Alameda Avenue, Suite A	El Paso	TX	79907
3333 N. Yarbrough Drive, Suite V	El Paso	TX	79925
9861 Dyer Street, Suite 4	El Paso	TX	79924
6920 Delta Drive, Suite 2	El Paso	TX	79905
1605 George Dieter Drive, Suite 302	El Paso	TX	79936
2329 W. Willow Road	Enid	OK	73703
1111 Ireland Drive, Suite 102	Fayetteville	NC	28304
2801 Mall Road, Suite 9	Florence	AL	35630
163 Cox Creek Parkway	Florence	AL	35630
355 West Evans Street	Florence	SC	29501
1222 West Evans Street	Florence	SC	29501
1123 N. McKenzie Street	Foley	AL	36535
2308 Gault Avenue North	Fort Payne	AL	35967
1518 Pennsylvania Avenue	Fort Worth	TX	76104
2725 NE 28th Street, Suite 130	Fort Worth	TX	76111
449 George Wallace Drive	Gadsden	AL	35903
515 North Limestone Street	Gaffney	SC	29340
841 Odum Road, Suite 105	Gardendale	AL	35071
3115 South 1st Street, Suite 300	Garland	TX	75041
3465 West Walnut Street, Suite 107	Garland	TX	75042
1330 Fifth Avenue, Suite 250	Garner	NC	27529
2568 West Franklin Blvd.	Gastonia	NC	28052
808 East Franklin Blvd.	Gastonia	NC	28054
1113 N. Fraser Street	Georgetown	SC	29440
134 Saint James Avenue, Suite 6	Goose Creek	SC	29445
2080 N. Hwy. 360, Suite 140	Grand Prairie	TX	75050
817 W. Pioneer Parkway, Suite 156	Grand Prairie	TX	75051
2565 East Andrew Johnson Highway	Greeneville	TN	37745
3733 B Farmington Drive	Greensboro	NC	27407
2403 Battleground Avenue, Suite 6	Greensboro	NC	27408
631 Willow Lane, Suite K	Greenville	AL	36037
1414 E. Washington Street, Suite H	Greenville	SC	29607
1414 E. Washington Street, Suite G	Greenville	SC	29607
3405 White Horse Road, Suite C	Greenville	SC	29611
2301 Wade Hampton Blvd., Suite 3	Greenville	SC	29615
718A Montague Avenue	Greenwood	SC	29649
726-A Montague Avenue	Greenwood	SC	29649
1309 B West Poinsett Street	Greer	SC	29650
129 Lee Avenue	Hampton	SC	29924
318 E. Jackson Street	Harlingen	TX	78550
587 Highway 31 NW, Suite A PO Box 788	Hartselle	AL	35640
112 East Carolina Avenue	Hartsville	SC	29550
475 N. Main Street, Suite D	Hemingway	SC	29554
512 South Main Street	Hendersonville	NC	28792
2442-B Hwy. 70 Southeast	Hickory	NC	28602
2108 N. Centennial Street, Suite 114	High Point	NC	27265

Street	City	State	Zip
2630 S. Main Street, Suite 103	High Point	NC	27263
306 Palisades Blvd, Suite 4	Homewood	AL	35209
3659 Lorna Road, Suite 125	Hoover	AL	35216
7100 Regency Square Blvd., Suite 248	Houston	TX	77036
1804 Wirt Road	Houston	TX	77055
5517 Airline Drive, Suite E	Houston	TX	77076
459 Uvalde Road	Houston	TX	77015
6003 Bellaire Blvd., Suite G	Houston	TX	77081
4485 North Freeway	Houston	TX	77022
4925 University Drive, Suite 110	Huntsville	AL	35816
700 Airport Road, Suite E	Huntsville	AL	35802
1918 North Story Road	Irving	TX	75061
4405 N. College Avenue, Suite C	Jackson	AL	36545
319 Vann Drive, Suite B	Jackson	TN	38305
1811 Highway 78 East, Suite 110	Jasper	AL	35501
800 Highway 78 East, Suite 300	Jasper	AL	35501
3014 Bristol Highway, Suite 3	Johnson City	TN	37601
3379 Cloverleaf Parkway	Kannapolis	NC	28083
873 S. Mason Rd., Suite 324	Katy	TX	77450
421 West Stone Drive, Suite 3	Kingsport	TN	37660
200 West Mill Street	Kingstree	SC	29556
218 E. Kleberg Avenue	Kingsville	TX	78363
7118 Maynardville Highway	Knoxville	TN	37918
1645 Downtown West Blvd., Unit 11	Knoxville	TN	37919
109 East Main Street	Lake City	SC	29560
226 S. Main Street	Lancaster	SC	29720
502 W. Calton Road, Suite 109	Laredo	TX	78041
1104-B North Meadow	Laredo	TX	78040
2300 N. Main Street, Suite 205	Las Cruces	NM	88001
507 N. Harper Street, Suite D	Laurens	SC	29360
1915 West Gore Blvd., Suite 3	Lawton	OK	73501
224 West Main Street, Suite D	Lebanon	TN	37087
5175 Sunset Boulevard, Suite 4	Lexington	SC	29072
371 West Church Street	Lexington	TN	38351
110 E. Tyler Street	Longview	TX	75601
348 North Highway 701, Unit 1	Loris	SC	29569
588 Bailey Road, Suite E	Lumberton	NC	28358
2021 Gallatin Pike North, Suite 240	Madison	TN	37115
103 South Brooks Street	Manning	SC	29102
1107 East Godbold Street	Marion	SC	29571
200 E. Choctaw Avenue	McAlester	OK	74501
1313 Dallas Street	McAllen	TX	78501
7444 Winchester Road, Suite 104	Memphis	TN	38125
2839 S. Douglas Blvd., Suite 103	Midwest City	OK	73130
2708 H E. Griffin Parkway	Mission	TX	78572
5238 U.S. Highway 90 W, Suite D	Mobile	AL	36619
6345 Airport Boulevard, Suite G	Mobile	AL	36608

Street	City	State	Zip
104 Bi-Lo Way, Suite A2	Moncks Corner	SC	29461
3306 Highway 74 West, Unit D	Monroe	NC	28110
6144 Atlanta Highway	Montgomery	AL	36117
2206 Village Drive	Moody	AL	35004
639 NW 7th Street	Moore	OK	73160
1631 E. Andrew Johnson Highway	Morristown	TN	37814
1035 Johnnie Dodds Blvd., Suite C-7	Mt. Pleasant	SC	29464
1636 Memorial Blvd.	Murfreesboro	TN	37129
1208 North York Street, Suite B	Muskogee	OK	74403
605 Broadway Street	Myrtle Beach	SC	29577
6242 Rufe Snow Drive, Suite 230	N. Richland Hills	TX	76148
1377 Wilson Road	Newberry	SC	29108
2108A W. Lindsey Street	Norman	OK	73069
404 E. Martintown Road, Suite 4	North Augusta	SC	29841
1924 Remount Raod	North Charleston	SC	29406
1922 Remount Road	North Charleston	SC	29406
867 U.S. Highway 17 South	North Myrtle Beach	SC	29582
80 McFarland Drive, Suite 2	Northport	AL	35473
7141 S. Western Avenue, Suite C	Oklahoma City	OK	73139
6221 N. Meridian Avenue	Oklahoma City	OK	73112
642 John C. Calhoun Drive	Orangeburg	SC	29115
1291 John C. Calhoun Drive	Orangeburg	SC	29115
1225 Snow Street, Suite 4	Oxford	AL	36203
1986 US Highway 78 East	Oxford	AL	36203
3910 Fairmont Parkway, Suite D	Pasadena	TX	77504
1703 Shaver Street	Pasadena	TX	77502
2550 Broadway Street	Pearland	TX	77581
1401 Stemley Bridge Road, Suite 13	Pell City	AL	35125
3304 U.S. Highway 80 West, Suite E	Phenix City	AL	36870
230 West Parker Road, Suite 190	Plano	TX	75075
246 Interstate Commercial Park Loop	Prattville	AL	36066
4011 Capital Blvd., Suite 123	Raleigh	NC	27604
4761 E. Hwy. 83, Suite B, Plaza Del Mar	Rio Grande City	TX	78582
592 N. Anderson Road	Rock Hill	SC	29730
704-C E. Broad Avenue	Rockingham	NC	28379
3806 Avenue I, Suite 22	Rosenberg	TX	77471
1015 S. Mays Street, Suite 101	Round Rock	TX	78664
811 S. Jake Alexander Blvd.	Salisbury	NC	28147
4502 Centerview Drive, Suite 116	San Antonio	TX	78228
1121 SW Military Drive, Suite 101	San Antonio	TX	78221
14145 Nacogdoches Road, Suite 1	San Antonio	TX	78247
3221 Wurzbach Road	San Antonio	TX	78238
3655 Fredricksburg Road, Suite 119	San Antonio	TX	78201
4525 Rigsby Avenue, Suite 106	San Antonio	TX	78222
7500 Eckhert Road, Suite 460	San Antonio	TX	78240
11819 West Avenue, Suite 2	San Antonio	TX	78216
206-B West San Antonio Street	San Marcos	TX	78666

Street	City	State	Zip
305 W. Taft Road, Ste A	Sapulpa	OK	74066
6409 Abercorn street	Savannah	GA	31405
1605 S. Broad Street	Scottsboro	AL	35768
211 Oconee Square Drive	Seneca	SC	29678
1510 N. Kickapoo Avenue, Suite 1	Shawnee	OK	74804
2400 Herodian Way SE, Suite 147N	Smyrna	GA	30080
10755 N. Loop, Suite P	Socorro	TX	79927
195A S. Converse Street	Spartanburg	SC	29306
110 Garner Road, Suite 10, Merchants Plaza	Spartanburg	SC	29303
5015 FM 2920 Road, Suite B	Spring	TX	77388
12220 Murphy Road, Suite H	Stafford	TX	77477
11925 Southwest Freeway, Suite 6	Stafford	TX	77477
230 Signal Hill Drive	Statesville	NC	28625
701 N. Main Street	Stillwater	OK	74075
115 E. Richardson Avenue	Summerville	SC	29483
251 Broad Street	Sumter	SC	29150
708 Bultman Drive	Sumter	SC	29150
1209 N. Main Avenue	Sylacauga	AL	35150
513 East Battle Street	Talladega	AL	35160
2314 W. Adams Avenue, Suite C	Temple	TX	76504
2506 25th Ave. North, Suite #2	Texas City	TX	77590
33208 Highway 43, Suite A	Thomasville	AL	36784
1237 Highway 231 South	Troy	AL	36081
3202 S. Memorial Drive, Suite 7A	Tulsa	OK	74145
2001 Skyland Blvd. East, Suite C-1	Tuscaloosa	AL	35405
2523 East Fifth Street	Tyler	TX	75701
410 N. Duncan Bypass, Suite D	Union	SC	29379
2912 N. Laurent Street	Victoria	TX	77901
1615 N. Valley Mills Drive, Suite 1615	Waco	TX	76710
110A N. Memorial Avenue	Walterboro	SC	29488
1025 North Texas Blvd., Suite 17	Weslaco	TX	78596
622 Twelfth Street	West Columbia	SC	29169
420 Eastwood Road, Suite 101	Wilmington	NC	28403
153 N. Congress Street	Winnsboro	SC	29180
3193-D Peters Creek Parkway	Winston-Salem	NC	27127
4964 Martin View Lane	Winston-Salem	NC	27104
902 N. Main Street	Woodruff	SC	29388
710 E Liberty Street, Suite 102	York	SC	29745
1300 West Vandament Avenue, Suite 2301	Yukon	OK	73099

SCHEDULE 7.6

GAAP EXCEPTIONS

None.

SCHEDULE 7.9

PERMITTED LIENS

Liens created by the following documents and any financing statements now existing or hereafter filed related thereto:

Business Loan Agreement dated on or about January 9, 2012, made by Regional with Wells Fargo Bank, National Association (“Wells Fargo”), allowing Regional to borrow up to $1,500,000 on a revolving basis. As an inducement, Wells Fargo required the execution of a Promissory Note by Regional in favor of Wells Fargo (as identified in Schedule 8.6) related to certain real and personal property (as described therein) located at 507 and 509 W. Butler Road, Mauldin, South Carolina, as the same has been amended, modified or extended.

SCHEDULE 7.10

LICENSES

None.

SCHEDULE 7.13

COMPLIANCE WITH LAWS

None.

SCHEDULE 7.16

SUBSIDIARIES

Each of the entities listed below is a direct or indirect wholly owned subsidiary of Regional Management Corp.

Regional Finance Corporation of Alabama
Regional Finance Corporation of Georgia
Regional Finance Corporation of North Carolina
Regional Finance Corporation of South Carolina
Regional Finance Corporation of Tennessee
Regional Finance Corporation of Texas
Regional Finance Company of Oklahoma, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Regional Finance Company of New Mexico, LLC (wholly-owned by Regional Finance Corporation of South Carolina)
Regional Finance Company of Missouri, LLC
Regional Finance Company of Louisiana, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Regional Finance Company of Mississippi, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
RMC Financial Services of Florida, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Regional Finance Company of Georgia, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Regional Finance Company of Kentucky, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Regional Finance Company of Virginia, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Upstate Motor Company
Credit Recovery Associates, Inc.
RMC Reinsurance, LTD

SCHEDULE 7.19

BANK ACCOUNTS

Bank Name	Account Number	City	State	Purpose	Company Name/DBA	Sweep Account
Arvest Bank	XXXXXXXXXX	Bartlesville	OK	Depository	Regional Finance Co. of OK
BB & T	XXXXXXXXXX	Winston Salem	NC	Depository	Regional Management Corp.
BB & T	XXXXXXXXXX	Winston Salem	NC	Depository	Regional Finance Corp. of TN
Compass Bank	XXXXXXXXXX	Birmingham	AL	Depository	Regional Finance Corp. of TX
Compass Bank	XXXXXXXXXX	Birmingham	AL	Depository	Regional Finance Corp. of TX
First Bank	XXXXXXXXXX	Dickson	TN	Depository	Regional Finance Corp. of TN
First Citizens	XXXXXXXXXX	Columbia	SC	Depository	Regional Finance Corp. of SC
First Citizens	XXXXXXXXXX	Columbia	SC	Depository	Regional Finance Corp. of SC
First National	XXXXXXXXXX	Edinburgh	TX	Depository	Regional Finance Corp. of TX
First National Bank	XXXXXXXXXX	Taladega	AL	Depository	Regional Finance Corp. of AL
First National Bank of TN	XXXXXXXXXX	Livingston	TN	Depository	Regional Finance Corp. of TN
First Tennessee Bank	XXXXXXXXXX	Memphis	TN	Depository	Regional Finance Corp. of TN
International Bank and Commerce	XXXXXXXXXX	Laredo	TX	Depository	Regional Finance Corp. of TX
International Bank and Commerce	XXXXXXXXXX	Laredo	TX	Depository	Regional Finance Corp. of TX
International Bank and Commerce	XXXXXXXXXX	Laredo	TX	Depository	Regional Finance Corp. of TX
International Bank and Commerce	XXXXXXXXXX	Shawnee	OK	Depository	Regional Finance Co. of OK
Merchants Bank	XXXXXXXXXX	Jackson	AL	Depository	Regional Finance Corp. of AL
NBSC	XXXXXXXXXX	Columbus	GA	Depository	Regional Finance Corp. of SC
Southeast Bank	XXXXXXXXXX	Dayton	TN	Depository	Regional Finance Corp. of TN
Southside	XXXXXXXXXX	Tyler	TX	Depository	Regional Finance Corp. of TX
US Bank	XXXXXXXXXX	Columbia	TN	Depository	Regional Finance Corp. of TN
Bank Of America	XXXXXXXXXX	Charlotte	NC	Reinsurance	RMC Reinsurance
Bank Of America	XXXXXXXXXX	Charlotte	NC	Payroll	Regional Management Corp.	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Loan Disbursement	Regional Management Corp.	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Master Depository	Regional Management Corp.
Bank Of America	XXXXXXXXXX	Charlotte	NC	Master Funding	Regional Management Corp.
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp. of SC	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp. of TX	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp. of TX	Sweep Account

Bank Name	Account Number	City	State	Purpose	Company Name/DBA	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corp. of TX	Sweep Account
Bank Of America	XXXXXXXXXX	Charlotte	NC	Depository	Regional Finance Co. of OK	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	Master Funding	Regional Finance Corp. of SC
Wells Fargo	XXXXXXXXXX	Greenville	SC	Used to transfer all non-Wells Fargo deposits to main SC Checking	Regional Management Corp.
Wells Fargo	XXXXXXXXXX	Greenville	SC	GA Checking /Depository (sweep account)	Regional Finance Co. of GA	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Checking / Depository (sweep account)	Regional Finance Corp. of SC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Checking / Depository (sweep account)	Regional Finance Corp. of SC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Checking / Depository (sweep account)	Regional Finance Corp. of SC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	RMC Checking / Depository (sweep account)	RMC Financial Services Corp.	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TX Checking / Depository (sweep account)	Regional Finance Corp. of TX	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	NC Checking / Depository (sweep account)	Regional Finance Corp. of NC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TN Checking / Depository (sweep account)	Regional Finance Corp. of TN	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	AL Checking / Depository (sweep account)	Regional Finance Corp. of AL	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	ACS	AutoCredit Source	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	Corporate AP	Regional Management Corp.	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	Corporate Loan Solicitation	Regional Management Corp.	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Loan Solicitation	Regional Finance Corp. of SC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TN Loan Solicitation	Regional Finance Corp. of TN	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TX Loan Solicitation	Regional Finance Corp. of TX	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	NC Loan Solicitation	Regional Finance Corp. of NC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC NB Loan Solicitation	Regional Finance Corp. of SC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TN NB Loan Solicitation	Regional Finance Corp. of TN	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	TX NB Loan Solicitation	Regional Finance Corp. of TX	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	NC NB Loan Solicitation	Regional Finance Corp. of NC	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	AL NB Loan Solicitation	Regional Finance Corp. of AL	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	GA NB Loan Solicitation	Regional Finance Co. of GA	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp. of TX
Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp. of TX
Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp. of TX
Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp. of TX
Wells Fargo	XXXXXXXXXX	Greenville	SC	Closed	Regional Finance Corp. of TX
Wells Fargo	XXXXXXXXXX	Greenville	SC	NM Checking	Regional Finance Co. of NM	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	RMC Central	Regional Management Corp.	Sweep Account

Bank Name	Account Number	City	State	Purpose	Company Name/DBA	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	CRA/Depository (sweep account)	Credit Recovery Associates	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	SC Trust CRA	Credit Recovery Associates
Wells Fargo	XXXXXXXXXX	Greenville	SC	NM NB Loan Solicitation Account	Regional Finance Co. of NM	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	NM Loan Solicitation Account	Regional Finance Co. of NM	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	OK NB Loan Solicitation Account	Regional Finance Co. of OK	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	OK Loan Solicitation Account	Regional Finance Co. of OK	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	AL Loan Solicitation Account	Regional Finance Corp. of AL	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	GA FB Loan Solicitation Account	Regional Finance Co. of GA	Sweep Account
Wells Fargo	XXXXXXXXXX	Greenville	SC	New Mexico account for licensing purposes	Regional Finance Co. of NM
Wells Fargo	XXXXXXXXXX	Greenville	SC	Missouri account for licensing purposes	Regional Finance Co. of MO
Wells Fargo	XXXXXXXXXX	Greenville	SC	Georgia account for licensing purposes	Regional Finance Co. of GA

SCHEDULE 8.3

GUARANTIES

None.

SCHEDULE 8.6

DEBT

Promissory Note, dated January 9, 2012, in an aggregate principal amount not to exceed $1,500,000 made by Regional payable to the order of Wells Fargo, National Association (the “Wells Fargo Revolver”), as the same has been amended, modified or supplemented.